UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.     )
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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

AMC ENTERTAINMENT HOLDINGS, INC.

(Name of Registrant As Specified In Its Charter)
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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
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(5)
Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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AMC ENTERTAINMENT HOLDINGS, INC.
One AMC Way 11500 Ash Street, Leawood, KS 66211
NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY
To the Holders of AMC Entertainment Holdings, Inc. Class A Common Stock:
We are furnishing the attached Information Statement to the holders of Class A common stock, par value $0.01 per share (the “Class A Common Stock”), of AMC Entertainment Holdings, Inc., a Delaware corporation (the “Company,” “AMC,” “we,” “us” or “our”), pursuant to the requirements of Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations promulgated by the U.S. Securities and Exchange Commission thereunder, and the requirements of the Delaware General Corporation Law, in connection with a written consent (the “Written Consent”), dated as of December 14, 2020 (the “Record Date”), executed by Wanda America Entertainment, Inc., an affiliate of Dalian Wanda Group, Co. Ltd., the holder of approximately 58.8% of the voting power of the Company’s outstanding capital stock entitled to vote (the “Majority Stockholder”) as of the time of the execution and delivery of the Written Consent on the morning of the Record Date (the “Consent Time”).
The Written Consent was delivered on the morning of the Record Date. As more fully described in the accompanying Information Statement, the Majority Stockholder approved the Certificate of Amendment, substantially in the form attached hereto as Annex A (the “Certificate of Amendment”), to the Third Amended and Restated Certificate of Incorporation of the Company, as amended by the Certificate of Amendment dated July 29, 2020 (the “Certificate of Incorporation”). Pursuant to Rule 14c-2 of the Exchange Act, the action taken pursuant to the Written Consent will become effective on or after January [•], 2021, which is 20 calendar days following the date we first mail the Information Statement to our stockholders.
The Company is not soliciting your proxy or consent in connection with the matters discussed in the Information Statement.
You are urged to read the Information Statement in its entirety.
The Information Statement is being mailed on or about [•] to stockholders of record as of the Record Date.
THE INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THE INFORMATION STATEMENT. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED IN THE INFORMATION STATEMENT.
By Order of the Board of Directors,
/s/ Kevin M. Connor

Name:
Kevin M. Connor

Title:
Senior Vice President,
General Counsel and Secretary

INFORMATION STATEMENT DECEMBER [•], 2020
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY
INTRODUCTION
The Board of Directors (the “Board’) of AMC Entertainment Holdings, Inc., a Delaware corporation (the “Company,” “AMC,” “we,” “us” or “our”), is furnishing this Information Statement to the holders of our Class A common stock, par value $0.01 per share (the “Class A Common Stock”), in connection with a written consent (the “Written Consent”), dated as of December 14, 2020 (the “Record Date”), executed by Wanda America Entertainment, Inc., an affiliate of Dalian Wanda Group Co., Ltd, the holder of approximately 58.8% of the voting power of the Company’s outstanding capital stock entitled to vote (the “Majority Stockholder” or “Wanda”) as of the time of the execution and delivery of the Written Consent on the morning of the Record Date (the “Consent Time”).
On December 2, 2020 the Board unanimously adopted resolutions approving and recommending a proposal to adopt the Certificate of Amendment, substantially in the form attached hereto as Annex A (the “Certificate of Amendment”), to the Third Amended and Restated Certificate of Incorporation of the Company, as amended by the Certificate of Amendment dated July 29, 2020 (the “Certificate of Incorporation”). At the Consent Time on the Record Date, the Majority Stockholder took action (the “Action”) by Written Consent approving the Certificate of Amendment, which Action is more fully described in this Information Statement. The Written Consent was made in accordance with the Delaware General Corporation Law (the “DGCL”), our Certificate of Incorporation, and our Third Amended and Restated Bylaws (as amended on July 29, 2020, the “Bylaws”), which provide that any action that is required or permitted to be taken at a meeting of our stockholders may be taken without a meeting, without prior notice and without a vote by the written consent of our stockholders holding outstanding shares of capital stock having not less than the minimum voting power that would be required to approve or take such action at a meeting of our stockholders at which all shares entitled to vote thereon were present and voted. The Action taken by the Written Consent required the approval of the holders of a majority of the voting power of our outstanding shares of capital stock.
This Information Statement is being furnished to each of the holders of our Class A Common Stock in accordance with Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations promulgated by the U.S. Securities and Exchange Commission (“SEC’) thereunder, and the requirements of the DGCL, solely for the purpose of informing our stockholders of the Action taken by the Written Consent before it becomes effective.
This Information Statement is being mailed on or about [•] to stockholders of record as of the Record Date. Pursuant to Rule 14c-2 of the Exchange Act, the Action will become effective on January [•] 2021, which is 20 calendar days following the date we first mail this Information Statement to our stockholders.
This Information Statement contains a summary of the Certificate of Amendment approved by the Board and the Majority Stockholder, as well as a summary of a corresponding amendment to the Bylaws, substantially in the form attached hereto as Annex B (the “Bylaw Amendment”), approved by the Board.

ABOUT THIS INFORMATION STATEMENT
What is the Purpose of this Information Statement?
This Information Statement is being furnished to you pursuant to the requirements of the Exchange Act, the rules and regulations promulgated by the SEC thereunder and the DGCL to notify you of certain Action taken by the Majority Stockholder pursuant to the Written Consent and certain actions taken by resolution of the Board. We are making this Information Statement available to you on or about December [•], 2020.
The Company is not soliciting your proxy or consent and you are not being asked to take any action in connection with this Information Statement.
Who is Entitled to Notice?
Each holder of record of outstanding shares of our Class A Common Stock on the Record Date is entitled to notice of the Action taken and to be effective pursuant to the Written Consent.
What Actions Were Taken by the Written Consent of the Majority Stockholder?
In connection with discussions with the Majority Stockholder regarding the important need for the Company to raise additional capital pursuant to one or more equity offerings, including debt for equity exchanges, and the importance of accessing the equity markets quickly, the Company requested that the Majority Stockholder support such offerings and waive certain rights to have a portion of its shares included in the Company’s registration statement for such offerings (known as piggyback registration rights). The Company and the Majority Stockholder discussed the fact that a significant equity raise likely would ultimately result in the mandatory conversion of the Majority Stockholder’s Class B common stock to Class A common stock and thus result in the loss of the Majority Stockholder’s majority voting control over the Company. The Majority Stockholder agreed that it would support such offerings and waive its registration rights in connection therewith, but requested that the Company classify the Board. After considering the Company’s liquidity needs, the request by the Majority Stockholder and various other factors, at a meeting on December 2, 2020 at which an additional equity offering also was being reviewed, the Board determined that it was in the best interests of the Company and its stockholders to amend the Certificate of Incorporation and the Bylaws in order to classify the Board, effective as of the effective date of the Certificate of Amendment. Pursuant to Section 141(d) of the DGCL, the Company may, by amendment to the Certificate of Incorporation, divide the Board into classes. Pursuant to the Certificate of Incorporation, an amendment to the Certificate of Incorporation requires the approval of the holders of a majority of the voting power of the Company’s outstanding shares of capital stock.
Pursuant to the Written Consent, the Majority Stockholder approved the Certificate Amendment to provide for a classified board.
What Actions Were Taken by the Board?
Pursuant to resolutions of the Board adopted on December 2, 2020, the following actions were taken by the Board:
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approving the Certificate of Amendment to provide for a classified board and recommending approval of the Certificate of Amendment to the stockholders of the Company;

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approving a corresponding Bylaw Amendment to provide for a classified board; and

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dividing the current members of the Board into three classes as provided in the Effects of the Certificate of Amendment and Bylaw Amendment — Classification of Directors section below.

Why is the Company Taking the Action Through a Stockholder Written Consent in Lieu of Holding a Stockholder Meeting?
In accordance with the DGCL our Certificate of Incorporation, and our Bylaws, any action that is required or permitted to be taken at a meeting of our stockholders may be taken without a meeting, without prior notice and without a vote by the written consent of our stockholders holding outstanding shares of capital stock having not less than the minimum voting power that would be required to approve or take such action at a meeting of our stockholders at which all shares entitled to vote thereon were present and voted. The Action taken by the Written Consent required the approval of the holders of a majority of the voting power of our outstanding shares of capital stock. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Action as early as possible to accomplish the purposes herein described, the Board elected to seek the written consent of the Majority Stockholder in lieu of a special meeting.
What Vote was Required to Approve the Action?
The Action taken by the Written Consent required the approval of the holders of a majority of the voting power of our outstanding shares of capital stock. The only voting securities of the Company are its shares of Class A Common Stock and Class B common stock, par value $0.01 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”). As of the Consent Time on the Record Date, there were 108,898,373 shares of Class A Common Stock and 51,769,784 shares of Class B Common Stock outstanding. The holders of our Class A Common Stock are entitled to one vote per share, and the holders of our Class B Common Stock are entitled to three votes per share, and such holders generally vote together as a single class on all matters. All of our Class B Common Stock is held by the Majority Stockholder. Because of the three-to-one voting ratio between our Class B Common Stock and Class A Common Stock, the Majority Stockholder controlled a majority of the combined voting power of our Common Stock as of the Consent Time on the Record Date.
The actions taken by the Board to approve the Bylaw Amendment and divide the existing members of the Board into three classes, is authorized pursuant to the Bylaws and does not require a stockholder vote.
No other stockholder votes, consents or actions were or will be required or obtained in connection with this Information Statement or the Action because the Majority Stockholder has consented to the Action.
Do I have appraisal rights?
No. None of the DGCL, our Certificate of Incorporation or our Bylaws provides holders of capital stock with dissenters’ or appraisal rights in connection with the Action described in this Information Statement.

FORWARD-LOOKING STATEMENTS
Certain statements made in this Information Statement, the documents that are incorporated by reference in this Information Statement and other written or oral statements made by or on behalf of AMC may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities and the Exchange Act. Forward-looking statements may be identified by the use of words such as “may,” “will,” “forecast,” “estimate,” “project,” “intend,” “plan,” “expect,” “should,” “believe” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include statements we make regarding the impact of COVID-19, future attendance levels and our liquidity. These forward-looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions and speak only as of the date on which it is made. These forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors, including those discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2020 Form 10-K”) and subsequent reports filed by us with the SEC, including Forms 10-Q and Forms 8-K, under the heading “Risk Factors”, which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the following:
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our ability to obtain additional liquidity, which if not realized or insufficient to generate the material amounts of additional liquidity that will be required until we are able to achieve more normalized levels of operating revenues, likely would result with us seeking an in-court or out-of-court restructuring of our liabilities, and in the event of such future liquidation or bankruptcy proceeding, holders of our common stock and other securities would likely suffer a total loss of their investment;

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the impact of the COVID-19 virus on us, the motion picture exhibition industry, and the economy in general, including our response to the COVID-19 virus related to suspension of operations at our theatres, personnel reductions and other cost-cutting measures and measures to maintain necessary liquidity and increases in expenses relating to precautionary measures at our facilities to protect the health and well-being of our customers and employees;

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risks and uncertainties relating to our significant indebtedness, including our borrowing capacity and our ability to meet our financial maintenance and other covenants;

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the manner, timing and amount of benefit we receive under the Coronavirus Aid, Relief, and Economic Security Act or other applicable governmental benefits and support for which we are eligible domestically and internationally;

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risks relating to impairment losses, including with respect to goodwill and other intangibles, and theatre and other closure charges;

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risks relating to motion picture production and performance;

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our lack of control over distributors of films;

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intense competition in the geographic areas in which we operate;

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increased use of alternative film delivery methods including premium video on demand or other forms of entertainment;

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shrinking exclusive theatrical release windows;

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AMC Stubs® A-List may not meet anticipated revenue projections which could result in a negative impact upon operating results;

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general and international economic, political, regulatory, social and financial market conditions and other risks including the effects of the exit of the United Kingdom from the European Union;

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limitations on the availability of capital may prevent us from deploying strategic initiatives;

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certain covenants in the agreements that govern our indebtedness may limit our ability to take advantage of certain business opportunities;

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our ability to achieve expected synergies, benefits and performance from our strategic theatre acquisitions and strategic initiatives;

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our ability to refinance our indebtedness on terms favorable to us or at all;

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optimizing our theatre circuit through new construction and the transformation of our existing theatres may be subject to delay and unanticipated costs;

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failures, unavailability or security breaches of our information systems;

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our ability to utilize interest expense deductions may be limited annually due to Section 163(j) of the Tax Cuts and Jobs Act of 2017;

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our ability to recognize interest deduction carryforwards and net operating loss carryforwards to reduce our future tax liability;

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our ability to recognize certain international deferred tax assets which currently do not have a valuation allowance recorded;

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impact of the elimination of the calculation of USD LIBOR rates on our contracts indexed to USD LIBOR;

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review by antitrust authorities in connection with acquisition opportunities;

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risks relating to the incurrence of legal liability, including costs associated with recently filed securities class action lawsuits;

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dependence on key personnel for current and future performance and our ability to attract and retain senior executives and other key personnel, including in connection with any future acquisitions;

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risks of poor financial results may prevent us from deploying strategic initiatives;

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operating a business in international markets AMC is unfamiliar with, including acceptance by movie-goers of AMC initiatives that are new to those markets;

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increased costs in order to comply or resulting from failure to comply with governmental regulation, including the General Data Protection Regulation, the California Consumer Privacy Act and pending future domestic privacy laws and regulations;

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geopolitical events, including the threat of terrorism or cyber-attacks, or widespread health emergencies, such as the novel coronavirus or other pandemics or epidemics, causing people to avoid our theatres or other public places where large crowds are in attendance;

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the ability to obtain suitable equity and/or debt financing and the continued availability of financing, in the amounts and on the terms necessary to support our future refinancing requirements and business; and

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other risks referenced from time to time in filings with the SEC.

This list of factors that may affect future performance and the accuracy of forward-looking statements is illustrative but not exhaustive. In addition, new risks and uncertainties may arise from time to time. Accordingly, all forward-looking statements should be evaluated with an understanding of their inherent uncertainty and we caution accordingly against relying on forward-looking statements. Consider these factors carefully in evaluating the forward-looking statements. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the 2020 Form 10-K under the heading “Risk Factors” and in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the 2020 Form 10-K and in subsequent reports filed by us with the SEC, including quarterly reports on Form 10-Q and current reports on Form 8-K. Because of the foregoing, you are cautioned against relying on forward-looking statements, which speak only as of the date hereof. We do not undertake to update any of these statements in light of new information or future events, except as required by applicable law.

CERTIFICATE OF AMENDMENT AND BYLAW AMENDMENT
Reasons for Adoption
In connection with discussions with the Majority Stockholder regarding the important need for the Company to raise additional capital pursuant to one or more equity offerings, including debt for equity exchanges, and the importance of accessing the equity markets quickly, the Company requested that the Majority Stockholder support such offerings and waive certain rights to have a portion of its shares included in the Company’s registration statement for such offerings (known as piggyback registration rights). The Company and the Majority Stockholder discussed the fact that a significant equity raise likely would ultimately result in the mandatory conversion of the Majority Stockholder’s Class B common stock to Class A common stock and thus result in the loss of the Majority Stockholder’s majority voting control over the Company. The Majority Stockholder agreed that it would support such offerings and waive its registration rights in connection therewith, but requested that the Company classify the Board. After considering the Company’s liquidity needs, the request by the Majority Stockholder and various other factors, at a meeting on December 2, 2020 at which an additional equity offering also was being reviewed, the Board determined that it was in the best interests of the Company and its stockholders to amend the Certificate of Incorporation and the Bylaws in order to classify the Board, effective as of the effective date of the Certificate of Amendment. Pursuant to Section 141(d) of the DGCL, the Company may, by amendment to the Certificate of Incorporation, divide the Board into classes. Pursuant to of the Certificate of Incorporation, an amendment to the Certificate of Incorporation requires the approval of the holders of a majority of the voting power of the Company’s outstanding shares of capital stock.
Description of Certificate of Amendment
Pursuant to the existing Certificate of Incorporation, the Board is currently not classified and directors are elected as a single class at each annual meeting. The Certificate of Amendment provides for classification of the Board, pursuant to which directors will be divided into three classes, as nearly equal in number as possible. The directors in Class I will each have a term expiring at the first annual meeting of the stockholders following the effectiveness of this Certificate of Amendment. The directors in Class II will each have a term expiring at the second annual meeting of the stockholders following the effectiveness of the Certificate of Amendment. The directors in Class III will each have a term expiring at the third annual meeting of stockholders following the effectiveness of the Certificate of Amendment. The directors in each class will hold office until their successors are duly elected and qualified; provided that the term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death, resignation or removal.
At each annual meeting of stockholders of the Company beginning with the first annual meeting of stockholders following the filing of the Certificate of Amendment, subject to any rights of the holders of shares of any class or series of Preferred Stock, the successors of the directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. In the case of any increase or decrease, from time to time, in the number of directors of the Company, the number of directors in each class shall be apportioned as nearly equal as possible. No decrease in the number of directors shall shorten the term of any incumbent director. Any vacancy in the Board of Directors that results from an increase in the number of directors, from the death, disability, resignation, disqualification, removal of any director or from any other cause shall be filled solely by a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director.
Description of Bylaw Amendment
The Bylaw Amendment reflects the classification of the Board as provided in the Certificate of Amendment. The Bylaw Amendment provides that directors shall be classified, including current directors, with respect to the time for which they severally hold office into three classes, as nearly equal in number as possible, which number may be modified (but not reduced to less than three) from time to time exclusively by resolution of the Board, subject to any rights of the holders of shares of any class or series of preferred stock of the Company, if in effect. The existing Bylaws state that each director chosen to fill a vacancy shall hold office for the remainder of the current term, until his or her successor shall be elected and qualified or until such director’s earlier death, resignation, retirement or removal from office.
Classification of Directors
Upon the effective date of the Certificate of Amendment, the Board will be classified into three classes, with existing directors apportioned into those three classes as provided below:
Class	Current Directors
Class I (terms expiring at 2021 Annual Meeting)	Philip Lader, Gary Locke, Adam Sussman
Class II (terms expiring at 2022 Annual Meeting)	Adam Aron, Hawk Koch, Kathy Pawlus, Tony Saich
Class III (terms expiring at 2023 Annual Meeting)	Lincoln Zhang, John Zeng, Lee Wittlinger
The classified board is being implemented in connection with recent discussions with the Majority Stockholder regarding one or more additional capital raises. The Board believes it is in the best interests of the Company and its stockholders to classify the Board. By accommodating the request of the Majority Stockholder that the Company classify the Board, the Company obtained a waiver from the Majority Stockholder with respect to certain registration rights, thereby allowing the Company to quickly access the equity capital markets.

VOTE REQUIRED AND INFORMATION ON MAJORITY STOCKHOLDER
The Action taken by the Written Consent required the approval of the holders of a majority of the voting power of our outstanding shares of capital stock. The only voting securities of the Company are its shares of Class A Common Stock and Class B Common Stock. The holders of our Class A Common Stock are entitled to one vote per share and holders of our Class B Common Stock are entitled to three votes per share, and such holders generally vote together as a single class on all matters. All of our Class B Common Stock is held by the Majority Stockholder. Because of the three-to-one voting ratio between our Class B and Class A Common Stock, the Majority Stockholder controlled a majority of the combined voting power of our Common Stock as of the Consent Time on the Record Date. No other stockholder votes, consents or actions will be required or obtained in connection with this Information Statement or the Action because the Majority Stockholder has consented to the Action.
As of the Consent Time on the Record Date there were 108,898,373 shares of Class A Common Stock and 51,769,784 shares of Class B Common Stock outstanding.
As of the Consent Time on the Record Date the Majority Stockholder’s holdings were as follows:
Name of Beneficial Holder	Number of Shares of Class A Common Stock	Percent of Class Outstanding	Number of Shares of Class B Common Stock	Percent of Class Outstanding	Percent of Combined Voting Power
Wanda America Entertainment Inc.	0	0%	51,769,784(1)	100%	58.8%

(1)
Based on a schedule 13D filed September 18, 2018 by Wanda America Entertainment, Inc. and certain of its affiliates. The rights of the holders of Class A Common Stock and Class B common stock are identical, except with respect to voting and conversion applicable to the Class B Common Stock. Each share of Class A Common Stock is entitled to one vote. Each share of Class B Common Stock is entitled to three votes and is convertible at any time into one share of Class A Common Stock.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND
CERTAIN STOCKHOLDERS
The following table sets forth certain information concerning the ownership of the Company’s common stock as of December 16, 2020 by: (i) each person known to the Company to be the beneficial owner of more than five percent of the Company’s common stock; (ii) all directors and executive officers; and (iii) all directors and executive officers of the Company as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of December 16, 2020, there were 136,919,095 shares of Class A Common Stock and 51,769,784 shares of Class B Common Stock outstanding.
Security Ownership of Certain Beneficial Owners
	Class A Common Stock		Class B Common Stock
Name	Number	Percentage of Class Outstanding	Number	Percentage of Class Outstanding
5% Beneficial Owners:
Wanda America Investment Holding Co. Ltd., a wholly-owned indirect subsidiary of Dalian Wanda Group Co., Ltd.(l)			51,769,784	100%
Silver Lake Group, LLC(2)	44,422,860	24.5%
Mudrick Capital Management, L.P.(3)	17,934,548	13.1%
Directors, Director Nominees and Named Executive Officers:
Adam M. Aron	1,016,333	*
Sean D. Goodman	185,499	*
Elizabeth Frank	180,784	*
Stephen A. Colanero	175,225	*
John D. McDonald	147,671	*
Gary F. Locke	36,136	*
Kathleen M. Pawlus	29,874	*
Howard W. “Hawk” Koch., Jr.	28,571	*
Anthony J. Saich	25,709	*
Philip Lader	14,246	*
Adam J. Sussman	13,677	*
Lee E. Wittlinger	—	—
John Zeng(4)	—	—
Lin Zhang(4)	—	—
All directors and executive officers as a group (19 persons)(5)	2,243,790	1.64%

*
Less than 1%

(1)
Based on a Schedule 13D filed September 18, 2018 by the Majority Stockholder and certain of its affiliates. The rights of the holders of Class A common stock and Class B common stock are identical, except with respect to voting and conversion applicable to the Class B common stock. Each share of Class A common stock is entitled to one vote. Each share of Class B common stock is entitled to three votes and is convertible at any time into one share of Class A common stock. In such filing, the Majority Stockholder lists its address as 850 New Burton Road, Suite 201, Dover, DE 19904 and

Dalian Wanda Group Co., Ltd. lists its address as No. 539, Changjiang Road, Xigang District, Dalian City, Liaoning Province, People’s Republic of China.
(2)
Based on a Schedule 13D filed May 1, 2020, as amended by Schedule 13D/As filed on July 13, 2020, August 3, 2020 and September 15, 2020, respectively, by Silver Lake Group, L.L.C. and certain of its affiliates (“SLG”). The amounts represent shares of Class A common stock that would be issuable upon conversion of $600 million principal amount of convertible notes if the Company elects to deliver shares of stock upon a conversion by the holder thereof. The percentage ownership represents a percentage of the total Class A common stock that would be outstanding following a conversion. The conversion rate is 74.0381 shares of Class A common stock per $1,000 principal amount of the convertible notes that is equivalent to a conversion price of approximately $13.51 per share. The Schedule 13D (as amended as set forth above) indicates sole voting power on 0 shares and shared voting power on 44,422,860 and sole dispositive power on 0 shares and shared dispositive power on 44,422,860 shares. SLG lists its address as 2775 Sand Hill Road, Suite 100, Menlo Park, CA 94025.

(3)
Based on a Form 4 filed by Mudrick Capital Management, L.P. (“MCM”) on December 16, 2020. The shares of Class A common stock were acquired after the Consent Time on the Record Date. MCM lists its address as 527 Madison Avenue, 6th Floor, New York, NY 10022.

(4)
Does not include shares of Class B common stock held by Wanda. Mr. Zeng and Mr. Zhang are employees of Dalian Wanda Group Co., Ltd., an affiliate of the Majority Stockholder. They do not have the power to dispose or vote any of our capital stock held by Wanda America Entertainment, Inc. the Majority Stockholder’s ownership of our Class B common stock is set forth in the table.

(5)
Includes 390,065 shares of Class A common stock beneficially held by executive officers not named in the table.

The applicable percentage of ownership for each beneficial owner is based on 136,919,095 shares of Class A Common Stock and 51,769,784 shares of Class B Common Stock outstanding as of December 16, 2020. In calculating the number of shares beneficially owned by a stockholder and the percentage of ownership of that stockholder, shares of common stock issuable upon the exercise of options or warrants, or the conversion of other securities held by that stockholder, that are exercisable within 60 days, are deemed outstanding for that holder; however, such shares are not deemed outstanding for computing the percentage ownership of any other stockholder.

OTHER MATTERS
Proposals by Security Holders
No stockholder proposals are included in this Information Statement.
Effective Dates
The Action will take effect no earlier than January [•], 2021 which is 20 calendar days following the date we first mail this Information Statement to our stockholders.
Expenses
We will bear all costs related to this Information Statement. We will reimburse brokerage houses and other custodians, nominees, trustees and fiduciaries representing beneficial owners of shares for their reasonable out-of-pocket expenses for forwarding this Information Statement to such beneficial owners.
Dissenters’ Rights of Appraisal
None of the DGCL, our Certificate of Incorporation or our Bylaws provides holders of our capital stock with dissenters’ or appraisal rights in connection with the Action described in this Information Statement.
Householding
We are sending this Information Statement to each stockholder of record. We have elected not to take advantage of the SEC’s householding rules that allow us to deliver a single set of materials to shareholders of record who share the same address. If you are a beneficial owner, your broker or other nominee may continue to send a single Information Statement to your household. Please contact your broker or other nominee if you wish to adjust your preferences regarding the delivery of materials from the Company.

WHERE YOU CAN FIND MORE INFORMATION; INCORPORATION BY REFERENCE
We file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet site that contains our reports, proxy and other information regarding us and other issuers that file electronically with the SEC, at http://www.sec.gov. Our SEC filings are also available free of charge at our website (www.amctheatres.com). However, except for our filings with the SEC that are incorporated by reference into this Information Statement, the information on our website is not, and should not be deemed to be, a part of, or incorporated by reference into this Information Statement.
The SEC allows “incorporation by reference” into this Information Statement of information that we file with the SEC. This permits us to disclose important information to you by referencing these filed documents. Any information referenced this way is considered to be a part of this Information Statement and any information filed by us with the SEC subsequent to the date of this Information Statement automatically will be deemed to update and supersede this information. We incorporate by reference the following documents which we have filed with the SEC (excluding any documents or portions of such documents that have been “furnished” but not “filed” for purposes of the Exchange Act):
•
our annual report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 28, 2020 (the “ Annual Report ”);

•
our Proxy Statement on Schedule 14A, filed with the SEC on June 10, 2020 (but only with respect to information required by Part III of our Annual Report);

•
our quarterly reports on Form 10-Q for the three months ended March 31, 2020, for the six months ended June 30, 2020 and for the nine months ended September 30, 2020, filed with the SEC on June 9, 2020, August 6 , 2020 and November 4, 2020, respectively (together the “Quarterly Reports”); and

•
our Current Reports on Form 8-K filed with the SEC on January 8, 2020, February 27, 2020 (the first 8-K filing on such date), March 3, 2020, March 20, 2020, March 24, 2020, April 24, 2020, April 29, 2020, July 10, 2020, July 23, 2020, July 31, 2020 (the first and second 8-K filing on such date) September 15, 2020, September 24, 2020, October 13, 2020, October 20, 2020, November 10, 2020, and December 11, 2020.

We incorporate by reference any filings made by us with the SEC in accordance with Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act on or after the date of this Information statement, with the exception of any information furnished under Item 2.02 and Item 7.01 (including any financial statements or exhibits relating thereto furnished pursuant to Item 9.01) of Form 8-K, which is not deemed filed and which is not incorporated by reference herein. Any such filings shall be deemed to be incorporated by reference and to be a part of this Information Statement from the respective dates of filing of those documents.
Any statement contained in this Information Statement or in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in any subsequently filed document that is incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. This Information Statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy. The delivery of this Information Statement should not create an implication that there has been no change in the affairs of the Company since the date of this Information Statement or that the information herein is correct as of any later date regardless of the time of delivery of this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
This Information Statement is for informational purposes only. Please read this Information Statement carefully.
Dated: December 21, 2020
By Order of the Board of Directors,
/s/ Kevin M. Connor

Name:
Kevin M. Connor

Title:
Senior Vice President,
General Counsel and Secretary

Annex A
Certificate of Amendment to the Third
Amended and Restated Certificate of Incorporation
of
AMC Entertainment Holdings, Inc.
AMC Entertainment Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:
1.   That Article V.A. of the Third Amended and Restated Certificate of Incorporation of the Corporation, as amended by the Certificate of Amendment dated July 29, 2020 (the “Certificate of Incorporation”), is hereby further amended to read in its entirety as follows:
A.   The directors of the Corporation, subject to any rights of the holders of shares of any class or series of Preferred Stock to elect directors, shall be classified with respect to the time for which they severally hold office into three classes, as nearly equal in number as possible. One class’s initial term will expire at the first annual meeting of the stockholders following the effectiveness of this Certificate of Amendment, another class’s initial term will expire at the second annual meeting of the stockholders following the effectiveness of this Certificate of Amendment and another class’s initial term will expire at the third annual meeting of stockholders following the effectiveness of this Certificate of Amendment, with directors of each class to hold office until their successors are duly elected and qualified; provided that the term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death, resignation or removal. At each annual meeting of stockholders of the Corporation beginning with the first annual meeting of stockholders following the filing of this Certificate of Amendment, subject to any rights of the holders of shares of any class or series of Preferred Stock, the successors of the directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. In the case of any increase or decrease, from time to time, in the number of directors of the Corporation, the number of directors in each class shall be apportioned as nearly equal as possible. No decrease in the number of directors shall shorten the term of any incumbent director.
2.   The remaining provisions of Article V of the Certificate of Incorporation shall remain the same and in full force and effect.
3.   The foregoing amendment to the Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF,the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be executed by the undersigned officer, duly authorized, as of the [•] day of [•].
AMC ENTERTAINMENT HOLDINGS, INC.
By:

Name:
Kevin M. Connor

Title:
Senior Vice President, General Counsel & Secretary

A-1

Annex B
SECOND AMENDMENT TO THE
THIRD AMENDED AND RESTATED BYLAWS
OF
AMC ENTERTAINMENT HOLDINGS, INC.
Article III Section 2 of the Third Amended and Restated Bylaws of the AMC Entertainment Holdings, Inc., as amended by the Amendment to the Third Amended and Restated Bylaws dated July 29, 2020, is hereby further amended and restated in its entirety, effective as of [•], to read as set forth below:
“Section 2.   Number, Election and Term of Office.   The directors shall be classified (including directors in office as of the date hereof) with respect to the time for which they severally hold office into three classes, as nearly equal in number as possible, which number may be modified (but not reduced to less than three) from time to time exclusively by resolution of the Board of Directors, subject to any rights of the holders of shares of any class or series of preferred stock of the Corporation, if in effect. One class’s initial term will expire at the first annual meeting of the stockholders following the date hereof, another class’s initial term will expire at the second annual meeting of the stockholders following the date hereof and another class’s initial term will expire at the third annual meeting of stockholders following the date hereof, with directors of each class to hold office until their successors are duly elected and qualified, provided that the term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death, resignation or removal. At each annual meeting of stockholders of the Corporation beginning with the first annual meeting of stockholders following the date hereof, subject to any rights of the holders of shares of any class or series of preferred stock of the Corporation, the successors of the directors whose terms expire at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. In the case of any increase or decrease, from time to time, in the number of directors of the Corporation, the number of directors in each class shall be apportioned as nearly equal as possible. No decrease in the number of directors shall shorten the term of any incumbent director. The numbers of directors shall be determined in the manner provided in the Certificate of Incorporation. At each meeting of the stockholders for the election of directors, provided a quorum is present, the directors shall be elected by a plurality of the votes validly cast in such election.”

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